WARRANT LIABILITY (Tables)	3 Months Ended
Feb. 28, 2026
WARRANT LIABILITY
Schedule of derivative warrant liabilities

Balance as at November 30, 2025	$—
Issuance	4,174,276
Change in fair value of warrant liabilities	—
Balance as at February 28, 2026	$4,174,276

Schedule of of fair value

Share price	$6.99
Exercise price reset date	September 22, 2026
Floor price	$7.50
Discount for lack of marketability	64.1%
Expected share price volatility	100%
Risk free interest rate	3.55%
Expected life of warrant	5 years